Supplement dated February 27, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

contracts issued by Empower Annuity Insurance Company of America

Variable Annuity-1 Series Account

Supplement dated February 27, 2025, to the Updating Summary Prospectus and Prospectus dated

May 1, 2024, for Schwab Advisor Choice Variable Annuity and Schwab OneSource Choice Variable Annuity

contracts issued by Empower Life & Annuity Insurance Company of New York

Variable Annuity-1 Series Account of New York

This Supplement amends certain information in your variable annuity contract prospectus and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

Effective May 1, 2025, a Portfolio available under your Contract has changed its name as follows:

CURRENT PORTFOLIO NAME	NEW PORTFOLIO NAME
LVIP Macquarie Value Fund	LVIP BlackRock Equity Dividend Fund

As of May 1, 2025, all references to the portfolio in your Prospectuses will be replaced with the new portfolio name.

Also as of May 1, 2025, BlackRock Investment Management, LLC will replace Delaware Investments Fund Advisers as the sub-adviser to the Fund.

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If you have any questions regarding this Supplement, please contact your investment professional or us by calling toll free at 1-800-838-0650. You may also obtain fund prospectuses online at www.protective.com/productprospectus by selecting your Contract then “Investment Options.” Please keep this Supplement for future reference.